UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

BUSCAR COMPANY
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-174872	27-3191889
(Commission File No.)	(IRS Employer Identification No.)

4325 GLENCOE AVE STE C9

MARINA DEL REY CA 90292-9991

(Address of principal executive offices) (zip code)

(661) 418-7842

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

The Company’s wholly owned subsidiary Buscar Stables, entered “Beaumarchais” into the first race at Santa Anita on September 30, 2016. The Company moved Beaumarchais up in class into an allowance race. Beaumarchais raced well but didn’t finish in the top 3. The jockey and the trainer both agreed that the race was a little too short for him. This race was used to assist the company and its trainer to determine Beaumarchais’ ability. Based on the results, the Company’s trainer decided to race Beaumarchais at longer distances instead of the 6 ½ furlongs. The Company expects Beaumarchais to race again in 4-6 weeks.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Buscar Company

Dated: September 30, 2016	By:	/s/ Anastasia Shishova
	Name:	Anastasia Shishova
	Title:	CEO

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